EXECUTION VERSION

Omnibus Amendment No. 3 to
Second Amended and Restated Receivables Purchase Agreement

and

Amendment No. 2 to
Amended and Restated Purchase and Contribution Agreement

AMENDMENT AGREEMENT (this “Amendment”) dated as of August 27, 2015 among Lexmark Receivables Corporation (the “Seller”), Gotham Funding Corporation (“Gotham”), as an Investor, Wells Fargo Bank, N.A. (“Wells Fargo”), as an Investor Agent and a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as Program Agent (the “Program Agent”), an Investor Agent and a Bank, Lexmark International, Inc. (“Lexmark”), as Collection Agent and an Originator, Lexmark Enterprise Software, LLC (f/k/a Perceptive Software, LLC) (“Enterprise”), as an Originator, and Kofax, Inc., a Delaware corporation (“Kofax”), as a new Originator.

Preliminary Statements.

(1) The Seller, Gotham, BTMU, Wells Fargo, Lexmark and Enterprise are parties to a Second Amended and Restated Receivables Purchase Agreement dated as of October 10, 2013 (as amended, restated, modified or supplemented from time to time, the “RPA”; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has sold and may in the future sell Receivable Interests to the Investors and/or the Banks thereunder prior to the occurrence of the Facility Termination Date or the Commitment Termination Date, as applicable.

(2) Lexmark, Enterprise and the Seller are parties to an Amended and Restated Purchase and Contribution Agreement dated as of October 10, 2013 (as amended, restated, modified or supplemented from time to time, the “PCA”) pursuant to which, and subject to and upon the terms and conditions of which, Lexmark and Enterprise have sold and may in the future sell, and Lexmark has contributed and may in the future contribute, Receivables to the Seller thereunder prior to the occurrence of the Facility Termination Date (as defined therein).

(3) Kofax desires to become a “Seller” (as defined in the PCA) under the PCA and an “Originator” under the RPA.

(4) The parties hereto desire to make certain amendments to the RPA and the PCA.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Joinder of Kofax.

(i) Upon the effectiveness of this Amendment, Kofax hereby becomes a party to (i) the PCA as a Seller (as defined therein) thereunder with the same force and effect as if originally named as a Seller (as defined therein) therein and, without limiting the generality of the foregoing, expressly assumes and agrees to be bound by all terms, obligations and liabilities of a Seller (as defined therein) thereunder, including the obligation to sell Originator Receivables to Lexmark Receivables Corporation, as Purchaser (as defined therein) thereunder in accordance with the terms thereof and all joint and several indemnification and other payment obligations of the Sellers (as defined therein) set forth therein, and (ii) the RPA as an Originator thereunder with the same force and effect as if originally named as an Originator therein and, without limiting the generality of the foregoing, expressly assumes and agrees to be bound by all obligations and liabilities of an Originator thereunder.

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(ii) In connection with such joinder of Kofax (each capitalized term used in this clause (ii), as defined in the PCA),

(a) pursuant to Section 5.02 of the PCA, to secure all obligations of Kofax and the other Sellers arising in connection with the PCA, and each other agreement entered into in connection with the PCA, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, Indemnified Amounts, payments on account of Collections received or deemed to be received, and any other amounts due the Purchaser thereunder, Kofax hereby assigns and grants to Purchaser a security interest in all of Kofax’s right, title and interest now or hereafter existing in, to and under all Receivables which do not constitute Transferred Receivables, the Related Security and all Collections with regard thereto; and

(b) pursuant to Section 5.03 of the PCA, in the event that, contrary to the mutual intent of the Sellers and the Purchaser, any Purchase or contribution of Receivables under the PCA is not characterized as a sale or absolute transfer, Kofax shall, effective as of the date hereof, be deemed to have granted (and Kofax hereby does grant) to the Purchaser a first priority security interest in and to any and all Receivables, the Related Security and the proceeds thereof to secure the repayment of all amounts advanced to the Sellers under the PCA with accrued interest thereon, and this Amendment shall be deemed to be a security agreement.

SECTION 2. Amendments to the PCA.

(i) The cover page of the PCA is amended by (a) adding a comma after “LEXMARK INTERNATIONAL, INC.”  and (b) replacing the reference to “and PERCEPTIVE SOFTWARE, LLC as Sellers” with the following:

“LEXMARK ENTERPRISE SOFTWARE, LLC (f/k/a Perceptive Software, LLC)

and

KOFAX, INC.

as Sellers”

(ii) The introductory paragraph in the PCA is amended by replacing the words “PERCEPTIVE SOFTWARE, LLC, a Delaware limited liability company (“Perceptive” and together with Lexmark International, collectively, the “Sellers”, each individually, a “Seller”)” with the following: “LEXMARK ENTERPRISE SOFTWARE, LLC (f/k/a Perceptive Software, LLC), a Delaware limited liability company (“Enterprise”),  KOFAX, Inc. a Delaware corporation (“Kofax” and together with Lexmark International and Enterprise, collectively, the “Sellers”, and each individually, a “Seller”)”.

(iii) The definition of “Purchaser Loan” contained in Section 1.01 of the PCA is amended by (x) replacing the reference to “Perceptive” in clause (b) contained therein with “Enterprise” and (y) replacing “and (c)” contained therein with the following:  “(c) the aggregate principal amount at any one time outstanding of all Purchaser Loans made to Kofax shall not exceed $5,000,000, and (d)”

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(iv) The definition of “Sale Agreement” contained in Section 1.01 of the PCA is amended by replacing “and Perceptive” contained therein with the following:  “, Enterprise and Kofax”.

(v) Section 3.02(c) of the PCA is amended by adding the following at the end thereof:  “; provided, that, with respect to the Purchased Receivables of Kofax, Kofax shall mark its records in accordance with this clause (c) as soon as reasonably possible (and in no event more than one year) after the addition of Kofax as a Seller hereunder”.

(vi) Section 5.01(b) of the PCA is amended by adding the following at the end of the last sentence thereof:  “provided, that, with respect to the Purchased Receivables of Kofax, Kofax shall make such notations in accordance with this clause (b) as soon as reasonably possible (and in no event more than one year) after the addition of Kofax as a Seller hereunder”.

(vii) The notice address for Kofax shall be as follows (and such address shall be deemed to be set forth on the signature pages of the PCA):

740 West New Circle Road
Building 1, Dept. 857
Lexington, Kentucky  40550
Facsimile No. 859-232-5137
Telephone No. 859-232-3645

(viii) Exhibit B to the PCA is amended and restated in its entirety to read as set forth on Exhibit B attached hereto.

(ix) Notwithstanding anything in the PCA to the contrary, upon five Business Days’ prior notice to the Purchaser, any two Sellers (other than Lexmark International) may merge with and into each other, so long as the surviving entity continues as a Seller under the PCA.

SECTION 3. Amendments to the RPA.  Upon the effectiveness of this Amendment, the RPA is hereby amended as follows:

(i) The cover page of the RPA is amended by replacing the reference to “PERCEPTIVE SOFTWARE, LLC as an Originator” with the following:

“LEXMARK ENTERPRISE SOFTWARE, LLC (f/k/a Perceptive Software, LLC)

as an Originator

and

KOFAX, INC.
as an Originator”

(ii) The introductory paragraph in the RPA is amended by replacing the words “and PERCEPTIVE SOFTWARE, LLC, a Delaware limited liability company, as an Originator” with the following: “LEXMARK ENTERPRISE SOFTWARE, LLC (f/k/a Perceptive Software, LLC), a Delaware limited liability company, as an Originator, and KOFAX, Inc., a Delaware corporation, as an Originator”

(iii) Each of the following new defined terms is added to Section 1.01 of the RPA in its proper alphabetical order:

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“Enterprise” or “Perceptive Software” means Lexmark Enterprise Software, LLC (f/k/a Perceptive Software, LLC), a Delaware limited liability company.

“Kofax” means Kofax, Inc., a Delaware corporation.

(iv) The defined term “Perceptive Software” contained in Section 1.01 of the RPA is deleted in its entirety.

(v) The defined term “Commitment Termination Date” contained in Section 1.01 of the RPA is amended by replacing the date appearing in clause (a) thereof with the date “October 6, 2017”.

(vi) The defined term “Delinquency Ratio” contained in Section 1.01 of the RPA is replaced in its entirety with the following:

“Delinquency Ratio” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balances of all Originator Receivables that were Delinquent Receivables as of the last day of such calendar month by (ii) the aggregate Outstanding Balances of all Originator Receivables as of the last day of such calendar month.

(vii) The defined term “Dilution Ratio” contained in Section 1.01 of the RPA is replaced in its entirety with the following:

“Dilution Ratio” means, as of any date, (a) other than for purposes of Section 7.01(h) hereof, the ratio (expressed as a percentage) computed for the most recently ended calendar month by dividing (i) the aggregate amount of Originator Receivables which became Diluted Receivables during such calendar month by (ii) the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created during the third calendar month immediately preceding such calendar month and (b) for purposes of Section 7.01(h) hereof, the ratio (expressed as a percentage) computed for the most recently ended calendar month by dividing (i) the sum of the aggregate Outstanding Balance (in each case, at the time of becoming a Diluted Receivable)  of all Originator Receivables that became Diluted Receivables during each of the three most recently ended calendar months (including the calendar month then ending) by (ii) the sum of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created during each of the third calendar months immediately preceding each of the three most recently ended calendar months (including the calendar month then ending).

(viii) The defined term “Facility Termination Date” contained in Section 1.01 of the RPA is amended by replacing the date in clause (a) thereof with the date “October 6, 2017”.

(ix) The defined term “Loss-to-Liquidation Ratio” contained in Section 1.01 of the RPA is replaced in its entirety with the following:

“Loss-to-Liquidation Ratio” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balances as of the last day of such calendar month of all Originator Receivables written off by the applicable Originator or the Seller, or which should have been written off by the applicable Originator or the Seller in accordance with the Credit

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and Collection Policy, during such calendar month by (ii) the aggregate amount of Collections of Originator Receivables actually received during such calendar month.

(x) The defined term “Originator” contained in Section 1.01 of the RPA is replaced in its entirety with the following:

“Originator” means each of Lexmark International, Enterprise and Kofax.

(xi) Section 5.01(i) of the RPA is amended by adding the following proviso at the end thereof: “; provided, that, with respect to the Pool Receivables originated by Kofax, Seller shall mark its records in accordance with this clause (i) as soon as reasonably possible (and in no event more than one year) after the addition of Kofax as an Originator hereunder”.

(xii) Section 6.02(d) of the RPA is amended by adding the following proviso at the end thereof: “; provided, that, with respect to the Pool Receivables originated by Kofax, Seller shall mark its records in accordance with this clause (i) as soon as reasonably possible (and in no event more than one year) after the addition of Kofax as an Originator hereunder”.

(xiii) Section 6.05 of the RPA is amended by adding the following parenthetical at the end of clause (ii) contained in the last sentence thereof: “(provided, that, with respect to the Pool Receivables originated by Kofax, Kofax shall mark its records in accordance with this clause (ii) as soon as reasonably possible (and in no event more than one year) after the addition of Kofax as an Originator)”.

(xiv) Section 7.01(h) of the RPA is replaced in its entirety with the following:

“(h)           As of the last day of any calendar month, (i) the Dilution Ratio shall exceed 18%, (ii) the Default Ratio shall exceed 6%, (iii) the three-month rolling average Delinquency Ratio shall exceed 8.5% or (iv) the three-month rolling average Loss-to-Liquidation Ratio shall exceed 1.0%; provided, however, the foregoing shall not constitute an Event of Termination so long as within 10 Business Days after the earlier of (A) the date that the Seller Report setting forth such calculations is required to be delivered by the Collection Agent pursuant to Section 6.01(g) and (B) the actual date of delivery of such Seller Report, either (i) the Program Agent and each Investor Agent expressly waives in writing, the Event of Termination which would otherwise arise therefrom or (ii) the outstanding Capital hereunder is reduced to $0; or”

(xv) Section 7.01(l) of the RPA is replaced in its entirety with the following:

“(l)           All of the outstanding capital stock of the Seller shall cease to be owned, directly or indirectly, by Lexmark International; or all of the outstanding membership interests of any Originator (other than Lexmark International) shall cease to be owned, directly or indirectly, by Lexmark International (provided that, upon five Business Days’ prior notice to the Program Agent and each Investor Agent, any two Originators (other than Lexmark International) may merge with and into each other, so long as the surviving entity continues as an Originator); or

(xvi) The notice address for Kofax shall be as follows (and such address shall be deemed to be set forth on the signature pages of the RPA):

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740 West New Circle Road
Building 1, Dept. 857
Lexington, Kentucky  40550
Facsimile No. 859-232-5137
Telephone No. 859-232-3645

(xvii) Schedules I and III to the RPA are each amended and restated in their entirety to read as set forth on Schedules I and III attached hereto.

SECTION 4. Effectiveness.  This Amendment shall become effective at such time that:
          (i)  executed counterparts of this Amendment have been delivered by each party hereto to each other party hereto;

          (ii) the Investor Agents and the Program Agent shall have received a fully  executed amendment fee letter in form and substance reasonably satisfactory to it, and each Investor Agent shall have received payment of the "Upfront Fee" in accordance with the terms of, and as such term is defined in, such amendment fee letter; and

          (iii) the Program Agent and each Investor Agent shall have received each of the items set forth in Section 3.01 of the RPA, as applicable, with respect to Kofax.

SECTION 5. Representations, Warranties and Covenants.

(i) The Seller makes each of the representations and warranties contained in Section 4.01 of the RPA (after giving effect to this Amendment).

(ii) The Collection Agent makes each of the representations and warranties contained in Section 4.02 of the RPA (after giving effect to this Amendment).

(iii) Each Originator makes each of the representations and warranties contained in Section 4.01 of the PCA (after giving effect to this Amendment).

SECTION 6. Confirmation of RPA and PCA.

(i) Each reference in the RPA to “this Agreement” or “the Agreement” shall mean the RPA as amended by this Amendment, and as hereafter amended or restated.  Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

(ii) Each reference in the PCA to “this Agreement” or “the Agreement” shall mean the PCA as amended by this Amendment, and as hereafter amended or restated.  Except as herein expressly amended, the PCA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

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SECTION 8. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEXMARK RECEIVABLES CORPORATION

By: /s/ Bruce J. Frost
Name:                 Bruce J. Frost
Title:           Vice President and Treasurer

LEXMARK INTERNATIONAL, INC.

By: /s/ Bruce J. Frost
Name:  Bruce J. Frost
Title:           Treasurer

LEXMARK ENTERPRISE SOFTWARE, LLC (f/k/a Perceptive Software, LLC)

By: /s/ Bruce J. Frost
Name:  Bruce J. Frost
Title:           Treasurer

KOFAX, INC.

By: /s/ Jamie Arnold
Name:  Jamie Arnold
Title:           CFO

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[Omnibus Amendment No. 3 to  Second Amended and Restated Receivables Purchase Agreement And Amendment No. 2 to
Amended and Restated Purchase and Contribution Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Program Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as an Investor Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
As a Bank

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

GOTHAM FUNDING CORPORATION,
as an Investor

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

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[Omnibus Amendment No. 3 to  Second Amended and Restated Receivables Purchase Agreement And Amendment No. 2 to
Amended and Restated Purchase and Contribution Agreement]

WELLS FARGO BANK, N.A.,
as an Investor Agent and a Bank

By: /s/ Eero Maki
Name: Eero Maki
Title: Senior Vice President

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[Omnibus Amendment No. 3 to  Second Amended and Restated Receivables Purchase Agreement And Amendment No. 2 to
Amended and Restated Purchase and Contribution Agreement]

EXHIBIT B

LOCK-BOX BANKS

Bank of America, N.A.
P.O. Box 96612
Chicago, IL  60693-6612

Bank of America, N.A.
PO Box 846261
Dallas, TX 75284-6261

Bank of America, N.A.
PO Box 748127
Los Angeles, CA 90074-8127

SCHEDULE I
Lock-Box Banks

Bank of America, N.A.
P.O. Box 96612
Chicago, IL  60693-6612

Bank of America, N.A.
PO Box 846261
Dallas, TX 75284-6261

Bank of America, N.A.
PO Box 748127
Los Angeles, CA 90074-8127

SCHEDULE III
Special Concentration Obligors; Special Concentration Excess Amounts

Special Concentration Obligor	Special Concentration Excess Amount*
Dell Inc.	$25,000,000
Synnex Corp.	$18,000,000
Tech Data Corp.	$15,000,000
Office Depot, Inc.	$23,000,000
Staples, Inc.	$10,000,000
Ingram Micro Inc.	$10,000,000
Essendant Co. (f/k/a United Stationers Supply Co.)	$20,000,000
          *Subject to the definition of Special Concentration Excess Amount in the Agreement